                                   EXHIBIT 4.1

                       [FORM OF COMMON STOCK CERTIFICATE]

                         AMERICAN COUNTRY HOLDINGS INC.
              Incorporated under the Laws of the State of Delaware

No. ____                                                        Shares
                                                                CUSIP __________


THIS CERTIFIES THAT                                  IS THE OWNER OF

Fully paid and non-assessable shares of $.01 par value of American Country Holdings Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and subject to all of the provisions of the Certificate of Incorporation, and all amendments thereto, filed in the office of the Secretary of State of Delaware, to all of which the holder, by the acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                               [SEAL]
              /s/                                                       /s/
          Secretary                                             President

                               Countersigned
                               American Stock Transfer and Trust Company
                               By:________________________________
                                  Transfer Agent and Registrar Authorized
                                  Person


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Reverse Side of Stock Certificate


                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-_____Custodian_______
TEN ENT - as tenants by the entireties                     (Cust)         (Minor)
JT TEN - as joint tenants with right      under Uniform Gifts to Minors
         of survivorship and not as       Act__________________________
         tenants in common                            (State)

       Additional abbreviations may also be used though not in the above list.

For Value Received,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
_________________________________________
(Please print or typewrite name and address including zip code of assignee)

_________________________________________ shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint
_________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________

Signature Guaranteed
______________________________


                  _____________________________________________________________
                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

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